UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Principal Accounting Officer

On September 24, 2025, SHF Holdings, Inc. (the “Company”) appointed Douglas Beck as the Company’s Principal Accounting Officer.

Mr. Beck, age 64, will continue to serve as the Company’s Senior Vice President of Finance, Controller, a position that he has held since May 2025. Prior to his appointment as the Company’s Senior Vice President of Finance, Controller, Mr. Beck served as the Chief Financial Officer of AiAdvertising, Inc. from November 2024 to April 2025 and the Chief Financial Officer of ShiftPixy, Inc. from January 2023 to March 2024. Mr. Beck also served as a consultant to Beyond Air Inc. from September 2021 to December 2022 and as its Chief Financial Officer from November 2018 to August 2021. He received a Bachelor of Science in Accounting from Fairleigh Dickinson University, and is also a licensed Certified Public Accountant.

There are no arrangements or understandings between Mr. Beck and any other person pursuant to which Mr. Beck was appointed as an officer of the Company. There are no family relationships between Mr. Beck and any director or executive officer of the Company, and Mr. Beck does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

There is no change to Mr. Beck’s annual base salary of $175,000 or any other compensation as a result of this appointment. All equity awards will be subject to the terms of the Company’s Amended and Restated – 2022 Equity Incentive Plan (as amended from time to time), the Company’s standard award agreements, and the Company’s clawback policies, as applicable.

Chief Investment & Strategy Officer

On September 24, 2025, the Company appointed Michael Regan as the Company’s Chief Investment & Strategy Officer.

Chief Marketing Officer

On September 24, 2025, the Company appointed Jeffrey Kay as the Company’s Chief Marketing Officer.

Board Size

On September 24, 2025, the board of directors (the “Board”) of the Company approved a decrease in the size of the Board from seven to five members.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: September 30, 2025	By:	/s/ Terrance E. Mendez
Terrance E. Mendez
Chief Executive Officer